SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 18, 1997


                          ELECTRO-OPTICAL SYSTEMS CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
          ------------------------------------------------------------
         (State or other jurisdiction of Incorporation or organization


      33-26344                                           75-2254748
-----------------------                      ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

422 Gleason Road, Stow, Massachusetts                          01775
---------------------------------------         -----------------------------
(Address of principal executive offices)                     (Zip Code)

                                 (508) 562-3806
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                          Curbstone Acquisition Corp.
       4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On December 5, 1997, the Registrant executed a definitive Agreement for Exchange of Stock (the "Acquisition Agreement") with WTS Transnational Inc., a Massachusetts Corporation ("WTS"). Pursuant to the Acquisition Agreement the Registrant will acquire all of the issued and outstanding stock of WTS and WTS will become a wholly owned subsidiary of the Registrant, with all of the outstanding shares of WTS delivered to the Registrant and exchanged for 15,488,120 shares of the Registrant's common stock.

     The acquisition was approved by the boards of directors of the Registrant and WTS and was completed on December 18, 1997 whereupon the Registrant changed its name to "Electro-Optical Systems Corp. ("Electro"). Concurrently with the closing of the acquisition the OTC Bulletin Board symbol was changed to "EOSC". Additionally, in accordance with the Acquisition Agreement the management of Curbstone resigned in favor of the management of WTS.

     Business

     The Company has developed and is in the process of producing state-of-the-art fingerprint biometric systems for the information security and access control market segments. These systems meet the highest level security requirements at an affordable cost. The Company believes that it has two main features that differentiate it from the competition; (1) Price. Using the Company's proprietary plastic optical device allows significant savings; (2) Using the Company's proprietary electronic chips continues the substantial cost savings. The combination of the Company's technology and its implementation represent a significant break in the current biometric industry learning curve. The Company's product approach and resulting price will enable the Registrant to sell its systems as a commodity, which would be an industry first. The Company's goal is to provide a range of products that will set the standard in automated biometric identification.

     The Company's products have a cost/performance ratio which is an order of magnitude lower than current systems on the market. They utilize proprietary optical systems, electronics, algorithms and software. The software is based on a highly reliable class fingerprint extraction and matching algorithm.

     The Company's primary mission is to revolutionize the way people interact with information technology systems on an economical basis. The Company's goal is to eliminate obnoxious and manifold passwords or personal identification numbers and replace them with biometric verification of the individual. A process the Company calls the "Notarization System." Log-on is speeded up with a fraction for the effort required for keying a password, while providing authentication of the individual user for security and privacy of transactions and records. Once the individual is known, the system can be programmed to configure itself to the individual or client company's needs or desires.
Security is improved by the creation of a changing random length encryption based on the minutia data of the individual's fingerprints.

     Management

     The following table sets forth the names and ages of the Company's Officers and Directors which were appointed upon the resignation of the management of Curbstone, together with all positions and offices held with the Company by such Officers. Officers are generally elected to serve until the meeting of the Board of Directors following the next Annual Meeting of Shareholders or until their successors have been elected and have qualified.


     Name                     Age       Position
     Charles B. Weaver        56        President, CEO & Chairman of the Board

     Marc Gordon              39        Vice President Systems Development

     James Callahan           47        Vice President Manufacturing

     Steven T. Price          41        Chief Financial Officer

     Avi Fogel                40        Director

     George Parrent           66        Director

     Martin Goldman           71        Director & Corporate Counsel


     CHARLES B. WEAVER, President, CEO and Chairman of the Board. Charles B. Weaver is the president of the Company was the founder of WTS in 1990. His responsibilities encompass Electro-Optical Systems Corp.'s overall business functions, including strategic planning, operations, and administration. Initially he was responsible for providing the technical marketing requirements to the engineering and manufacturing team. Additionally he has been pivotal in providing the firm with entre' with key VAR and OEM channels.

     During the initial development phase, Mr. Weaver concentrated on the product marketing functions to insure a competitive product. He was instrumental in the development of the system concept for a low cost high performance Notarization System. As the product solidified, he focused on developing the company's organization and plans. Prior to his current position, He established the requisite business relationships and identified the key personnel required to grow the company. Because of his background in working with high technology companies, Mr. Weaver has been able to establish the foundation accounts for a good VAR and OEM roll out.

     Mr. Weaver had the responsibilities of Business Area manager and Program Manager for Honeywell Electro-Optics Division in areas such as Infrared Search and Track (IRST), Navy Electro-Optics systems, and Thermal Imaging development programs. The contract value of these programs were up to $45 million. He was responsible for leading the growth of the threat warning business area from a few technology development contracts to major production contracts. He was responsible for the initial proposals and customer briefings which led to the win by Honeywell of the development and production of the main gun electro-optical fire control system for the Israeli Merkava main battle tank. The revenue generated by this program of over $100 million per year at its peak made what was then known as the Honeywell Radiation Center into a Division. As a

Business Area Manager he was responsible for the successful negotiations with SPAR Aerospace, the Canadian Department of Supplies and Services and Honeywell for a two way technology transfer agreement for Canadian Infrared Search and Track Technology and Honeywell's Thermal Imaging Technology. Prior to the Honeywell position which he held for fifteen years, Mr. Weaver was a Senior Systems Engineer at Texas Instruments. He developed a number of systems concepts which became products. He was part of the team that developed the concept and technology for the US Army's thermal imaging Common Module Program. He was responsible for the concept development and system engineering on Electro-Optics products which were used on a wide range of platforms including the SR-71, the Mariner Jupiter Saturn space probes, and the M-60A3 main battle tank, as examples. He was responsible for the design of the first system HgCdTe detector and its flight test in a reconnaissance system used by Texas Instruments. He was responsible for developing and managing an Electro-Optics Laboratory for the development and testing of optical assemblies and complete infrared imaging fire control and reconnaissance systems through testing of image characteristics and performance.

     Mr. Weaver's strengths are in technical marketing, electro-optical system engineering, and growth management. Mr. Weaver was elected to the grade of fellow in the Society for Photonic and Instrumentation Engineers (SPIE) for his contribution to the development of infrared imaging technology. He founded and managed the 1st through the 3rd International Symposiums on Sensor Fusion. He holds a Bachelor of Arts degree in Physics from Oklahoma City University and participated in Graduate Studies in Physics at Texas A&M.

     MARC GORDON, Vice President Systems Development. Mr. Gordon is responsible for software systems and algorithm development at Electro-Optical Systems Corp. He has worked with all aspects of the fingerprint biometric identification algorithms in this role. He has also evaluated algorithms and segments of algorithms from a number of different sources including his own. He wrote the initial application software modules.

     At American Surgical Technologies Corp. (AST), he was responsible for the imaging processing software and the BIOS development for the 3-D Endoscope. As AST's Software Manager, he initiated SQA policy per ANSI/IEEE and FDA guidelines, provided the software portion of the 510(k) and wrote design, verification, and validation documents as required. He established configuration control using PVCS and managed subcontractors and performed formal software reviews.

     At C.R. Bard, Inc. Mr. Gordon was responsible for the software development on the ABG300 Arterial Blood Gas Monitor.

     He established the Software Department for Zoll Medical (ZMI Corporation) and led the team that developed the code for the Zoll PD-1200 (in-hospital) and PD-1400 (pre-hospital and transport) combination non-invasive Pacemaker, Defibrillator, ECG monitors. He was responsible for software architecture, design specification, load analysis, coding standards and controls, processor selection, planning and staffing, equipment planning and purchasing, FDA (US), IEC (European) and VDE/TUV (German) compliance.

     He led a group of engineers at Raytheon Missile Systems Division designing and implementing the embedded software for the AMRAAM (Advanced Medium Range Air-to-Air Missile) GTV Missile.

     As an independent author, he developed and licensed a project management system (Peachtree Project Management System) for sale through Peachtree Software, Inc., Atlanta, GA. Mr. Gordon holds a BS in Mathematics from the University of Massachusetts, Amherst, MA and a MS in Computer Engineering from Boston University, Boston, MA.

     JAMES CALLAHAN, Vice President Manufacturing. Mr. James Callahan has twenty-five years of production and materials management experience. He is responsible for Electro-Optical Systems Corp. manufacturing and procurement. He has been responsible for the fabrication and assembly of all of Electro-Optical Systems Corp.'s products including engineering prototypes. He is experienced in all aspects of manufacturing management of electo-optical systems and software.

     During his 18 year tenure with Honeywell's Electro-Optics Division he held nearly every manufacturing management position from Production Control Planner/Coordinator to Manufacturing Project Manager overseeing major military contracts. The Division produced Infrared Detectors, Infrared Reconnaissance Systems, tank fire control systems, Thermal Imaging Systems and Threat Warning Systems. As a Manufacturing Project Manager he was selected to head up a recovery team on a critically delinquent defense contract and was able to recover a 6 month delinquency and finish the program on schedule. He was instrumental in developing and executing manufacturing plans and risk analysis, reversing the Division's worst program (7 years of cost overruns) into a 20% profit maker. This contract was also completed 3 months early. As Production Control Manager, Mr. Callahan launched an aggressive program to accelerate manufacturing that resulted in a $35 million revenue increase over the prior year.

     Mr. Callahan was the Materials Manager for Autographix, Inc. where he was responsible for Production/Material Planning and Control, Shipping/Receiving, and Stockroom. Additional responsibilities included all material related to Field Service activities and Software Production. Autographix produces computer based studio graphic art systems which are used to produce graphics by commercial art studios. He successfully transitioned a $12 million/18 truck load inventory from a major acquisition which were moved over one weekend resulting in zero down time. He implemented a full MRP system in Manufacturing, producing eight inventory turns annually on production hardware, and also instituted restructuring of manufacturing processes and Bills of Materials to minimize lead times. Mr. Callahan has completed course work in Business Administration at Northeastern University, Boston, MA.

     STEVEN T. PRICE, Chief Financial Officer. Steven T. Price recently was appointed CFO of the Company. Mr. Price is a seasoned financial executive with eighteen years experience specializing in information businesses, both in the public and private arenas. As of May 1997, Mr. Price was the CFO of Ezaccess, Inc., Brisbane, California and is responsible for financial and management reporting, treasury functions, investor relations, risk management, facilities management and human resources. He developed the internal financial system, including budgeting and reporting. Mr. Price established a UK Sales Representative Agreement to minimize overall taxes and also managed and issued the Company?s Employee Handbook.

     Mr. Price was CFO and Treasurer for Orbit Network, Inc., Novato, California from June 1996 to May 1997, and was responsible for financial and management reporting, treasury functions, investor relations, risk management and human resources. He also managed the due diligence process and closing for two acquisitions.

     From March 1992 to may 1996, Mr. Price was the CFO/Treasurer/Secretary of The National Registry, Inc., a public company, St. Petersburg, Florida where he was responsible for financial and management reporting, treasury functions, investor relations, risk management and human resources. While with The National Registry Inc., Mr. Price also prepared all 10-K and 10-Q reports, including all MD&A and Liquidity section disclosures. He developed accounting procedures and passed Ernst & Young audits with no exceptions.

     He established and maintained a multi-state payroll accounting system, represented finance in Private Placements which netted $28 million, representing finance in S-3 registrations. From 1991 to 1992, Mr. Price was Chief Financial Officer for Medic Alert Foundation, International, Turlock, California and was responsible for financial and management reporting, treasury functions, risk management, employee benefits and bank relations.

     Mr. Price was Chief Financial Officer for Goals of California from 1990 to 1992.

     Mr. Price was Corporate Controller (Quotron subsidiary), Los Angeles, California from 1988 to 1990 and was responsible for all financial functions with a staff of fifty. From 1986 to 1988, Mr. Price was Controller for Citicorp Management Logistics subsidiary, responsible for the Financial Analysis/Reporting functions of Citicorp?s first information business operating company. Mr. Price was Audit Supervisor for Coopers and Lybrand, San Francisco, California from 1984 to 1986 where he planned and managed audits of manufacturing, utility, hospital and venture capital companies. Mr. Price was an Administrative Officer for Napa Valley Vineyard company, Rutherford, California from 1981 to 1983. He managed preparation of financial and management reports and administered UFW contracts for this Vineyard Management Company. From 1979 to 1981 was on the audit staff for Coopers and Lybrand, Sacramento, California.

     AVI FOGEL served as a director of WTS since December 1995. He has been a major contributor in locating potential sources of funding for Electro-Optical Systems Corp. as well as helping with marketing. He currently is President and founder of COMMHOME Systems, Inc. He was Vice President of Marketing for Digital Equipment's Network Division. Mr. Fogel founded LANNET Data Communications' North American subsidiary LANNET Inc. in 1989 and served as President and Chief

Executive Officer. Starting with two employees and sales of $1 Million, he grew the company over three years to a $20 Million run-rate and 55 local employees in nine Nation wide branches. He guided the global company's strategic direction as a high-end intelligent LAN hub manufacturer. He established major national VAR relationships with Jostens Learning and Data General. He personally participated in closing major deals such as: Swiss Bank Corp.; US Sprint; General Motors; Time Magazine; CalTrans (California Dept. of Transportation). He established LANNET as the leading supplier of video capable intelligent LAN/WAN hubs. Mr. Fogel started with LANNET Data Communications Ltd. in 1987 as Director of Marketing & Sales at the start of its sales effort he helped the company grow to $12 Million by 1989. He guided the companies strategic and marketing directions and penetrated into North America with the win of the Houston Chronicle over major local players. Personally participated in developing large customers such as: BMW, French Ministry of Finance, Ciba Geigy. Mr. Fogel served with Fibronics Israel as an Account Manager from 1985 to 1986. He served in the Israeli Defense Forces (IDF) Ordnance Corps Electro-Optics Command retiring with the rank of Major. He was the final authority in the IDF's Army branch on laser based imaging and range-finding systems. Achievements include the conclusion of multi-million dollar technical/business contracts with Optic-Electronics Corp. (Dallas, TX) and El-Op Industries (Israel). He was project officer on assignment to Honeywell Electro-Optics Division (Lexington, MA) on behalf of the IDF. He was responsible for IDF requirements and specifications for the most advanced field tester for a complex IR video night vision system for use in tank fire control systems. Mr. Fogel holds a B.Sc. E.E. from the Technion, Israeli Institute of Technology, Haifa, Israel. Studies towards an Executive MBA degree, UC Irvine.

     GEORGE PARRENT has served as a Director of WTS since the founding of WTS. Mr. Parrent has over 30 years of diverse technical and managerial experience. He is one of the founders of the science of physical optics. He is currently President of Innovative Imaging Systems, Inc. and is active in the areas of analog and digital image processing. Previously, Mr. Parrent was employed at Honeywell Inc., Electro-Optics Division as Manager of Advanced Systems (1986-1988), Industrial Vision Systems, Inc. as Chief Scientist (1982-1986), Raytheon Data Systems as the Director of Product Integrity (1978-1980), Technical Operations, Inc. as Vice President, European Operations (1970-1977), Instruments and Research as Vice President (1969-1970), Tech/Ops, Physical Sciences Division as Vice President and General Manager (1965-1968) and Tech/Ops and Cambridge Research Laboratories as Physicist (1955-1960). Mr. Parrent holds a B.S. in Mathematics from Bradley University (1953), a M.S. in Physics from Boston University (1955) and a Ph.D in Physics from the University of Manchester, England (1960).

     MARTIN GOLDMAN has served as a Director and Corporate Counsel of WTS since the founding of WTS. Mr. Goldman is a partner in the law offices of Goldman & Goldman, with law practices in Lynn and Swampscott, Massachusetts. Mr. Goldman specialize in private placement and corporate law and serves on a number of local corporate boards. Mr. Goldman received a Doctor Degree from Boston University Law School (1951) and a Masters of Law in Taxation from Northeastern University (1954).

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

          (b) Pro Forma Financial Information

          The Registrant will provide Pro Forma Consolidated Financial Statements within 60 days.

          (c) Exhibits.

          1 Agreement Regarding the Exchange of Stock Between Curbstone Acquisition Corp., and the Shareholders of WTS Transnational, Inc., dated December 5, 1997.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.


                                        ELECTRO-OPTICAL SYSTEMS CORP.
                                        formerly Curbstone Acquisition Corp.
                                        (Registrant)


 Date: December 22, 1997                /S/ Charles B. Weaver
                                        -----------------------------------
                                        By: Charles B. Weaver
                                        Its: President


Date: December 22, 1997                 /S/ Steven T. Price
                                        -----------------------------------
                                        By: Steven T. Price
                                        Its: Chief Financial Officer


Date: December 22, 1997                 /S/ Steven T. Price
                                        -----------------------------------
                                        By: Steven T. Price
                                        Its: Chief Financial Officer



Date: December 22, 1997                 /S/ Martin Goldman
                                        -----------------------------------
                                        By: Martin Goldman
                                        Its: Secretary

                                    AGREEMENT

                        CONCERNING THE EXCHANGE OF STOCK

                                     BETWEEN

                           CURBSTONE ACQUISITION CORP.

                                       AND

                                 SHAREHOLDERS OF

                             WTS TRANSNATIONAL INC.




                             DATED DECEMBER 5, 1997

1    EXCHANGE OF SECURITIES............................................... 1
     1.1  Exchange of Shares.............................................. 1
     1.2  Exemption from Registration..................................... 1
     1.3  Non-taxable Transaction......................................... 1

2    REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS .................. 2
     2.1  Organization.................................................... 2
     2.2  Capital Stock................................................... 2
     2.3  Subsidiaries.................................................... 2
     2.4  Directors and Officers.......................................... 2
     2.5  Financial Statements............................................ 2
     2.6  Absence of Changes.............................................. 2
     2.7  Absence of Undisclosed Liabilities.............................. 2
     2.8  Tax Returns..................................................... 2
     2.9  Patents, Trade Names and Rights................................. 3
     2.10 Compliance with Laws............................................ 3
     2.11 Litigation...................................................... 3
     2.12 Authority....................................................... 3
     2.13 Ability to Carry Out Obligations................................ 3
     2.14 Full Disclosure................................................. 3
     2.15 Assets.......................................................... 4
     2.16 Material Contracts.............................................. 4

3    REPRESENTATIONS AND WARRANTIES OF CURBSTONE.......................... 4
     3.1  Organization.................................................... 4
     3.2  Capital Stock................................................... 4
     3.3  Subsidiaries.................................................... 4
     3.4  Directors and Officers.......................................... 4
     3.5  Patents, Trade Names and Rights................................. 4
     3.6  Compliance with Laws............................................ 4
     3.7  Litigation...................................................... 5
     3.8  Authority....................................................... 5
     3.9  Ability to Carry Out Obligations................................ 5
     3.10 Full Disclosure................................................. 5
     3.11 Assets.......................................................... 5
     3.12 Filings with the SEC............................................ 5

4    COVENANTS............................................................ 6
     4.1  Investigative Rights............................................ 6
     4.2  Conduct of Business............................................. 6

5    CLOSING.............................................................. 6
     5.1  Closing......................................................... 6
     5.2  Deliveries at Closing........................................... 6
          5.2.1    Shareholders' Deliveries at Closing.................... 6
          5.2.2    CURBSTONE Deliveries at Closing........................ 6

                                      (i)

6    CONDITIONS TO OBLIGATIONS TO CLOSE................................... 7
     6.1  Conditions to Obligations of Shareholders to Close.............. 7
     6.2  Conditions to Obligations of CURBSTONE.......................... 7
     6.3  No Reverse Split for 6 Months Following Closing................. 7
     6.4  No Change of Transfer Agent for 30 Days......................... 7

7    INDEMNIFICATION...................................................... 7
     7.1  Indemnification by Shareholders................................. 7
     7.2  Indemnification by Curbstone.................................... 8
     7.3  Notice and Opportunity to Defend................................ 8

8    MISCELLANEOUS........................................................ 9
     8.1  Costs........................................................... 9
     8.2  Additional Documentation........................................ 9
     8.3  Captions and Headings........................................... 9
     8.4  No Oral Change.................................................. 9
     8.5  Non-Waiver...................................................... 9
     8.6  Time of Essence................................................. 9
     8.7  Choice of Law................................................... 9
     8.8  Counterparts and/or Facsimile Signature......................... 9
     8.9  Notices......................................................... 10
     8.10 Binding Effect ................................................. 10
     8.11 Mutual Cooperation.............................................. 10
     8.12 Brokers......................................................... 10
     8.13 Survival of Representations and Warranties...................... 10
     8.14 Facsimile Signatures............................................ 11

     SCHEDULE A                 LIST OF WTS SHAREHOLDERS
     EXHIBIT 1.2                INVESTMENT LETTER
     EXHIBIT 2.3                SUBSIDIARIES OF WTS
     EXHIBIT 2.4                WTS OFFICERS AND DIRECTORS
     EXHIBIT 2.5                WTS FINANCIAL STATEMENTS
     EXHIBIT 2.7                LIABILITIES OF WTS
     EXHIBIT 2.11               WTS LITIGATION AND LEGAL PROCEEDINGS
     EXHIBIT 2.15               EXCEPTIONS TO GOOD TITLE TO ASSETS
     EXHIBIT 2.16               MATERIAL CONTRACTS OF WTS
     EXHIBIT 5.2.2.2            POST CLOSING OFFICERS AND DIRECTORS
     EXHIBIT 8.12               BROKERS

                                      (ii)

                                    AGREEMENT

     This  Stock  Exchange  Agreement  (the  "Agreement")  made  this 5th day of
December, 1997, is by and among CURBSTONE ACQUISITION CORP., a Delaware Corporation ("CURBSTONE"); and THE UNDERSIGNED SHAREHOLDERS ("Shareholders") which are the owners of 100% of the capital stock of WTS TRANSNATIONAL INC., a Massachusetts Corporation ("WTS").

     A. Whereas, Shareholders hold all of the issued and outstanding common stock of WTS; and

     B. Whereas, CURBSTONE, a public company, desires to exchange shares of its common stock for all of the issued and outstanding common stock of WTS held by the Shareholders, thereby making WTS a wholly owned subsidiary of CURBSTONE; and

     C. Whereas, Shareholders desire to exchange all of the issued and outstanding common stock of WTS for 15,488,120 shares of the common stock of CURBSTONE, all as more fully set forth herein below; and

     D. Whereas, the Board of Directors of CURBSTONE has authorized its proper corporate officers to effect the transactions contemplated herein.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following terms and conditions:

1 EXCHANGE OF SECURITIES EXCHANGE OF SECURITIES

     1.1 Exchange of  Shares..1.....Exchange of Shares. Subject to all the terms and conditions of this Agreement, CURBSTONE will deliver to Shareholders of WTS 15,488,120 shares of previously authorized but unissued unregistered shares of the Common Stock, $.0001 Par Value of CURBSTONE (the "CURBSTONE Shares"), in exchange for all of the issued and outstanding shares of WTS owned by the WTS Shareholders.

     1.2 Exemption from  Registration..2.....Exemption  from  Registration.  The parties hereto intend that the CURBSTONE Shares to be exchanged shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states. In furtherance thereof, Shareholders will execute and deliver to CURBSTONE on the closing date, investment letters suitable to CURBSTONE counsel, in form substantially as per Exhibit 1.2 attached hereto.

     1.3 Non-taxable Transaction..3Non-taxable Transaction. The parties intend to effect this transaction as a non-taxable reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

2 REPRESENTATIONS AND WARRANTIES OF CERTAIN SHAREHOLDERS REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

     Certain Shareholders (the "Warranting Shareholders") hereby represent and warrant to CURBSTONE that:

     2.1 Organization. WTS is a corporation duly organized, validly existing and in good standing under the laws of the Common Wealth of Massachusetts, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.2 Capital Stock. The authorized capital stock of WTS consists solely of 200,000 shares of Common Stock, no par value per share. Immediately prior to closing there shall be 45,959 shares of Common Stock issued and outstanding all of which are owned by the Shareholders. All of the issued and outstanding shares of WTS are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating WTS to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.3 Subsidiaries.WTS has no subsidiaries and owns no interest in other enterprises except as set forth on Exhibit 2.3 attached hereto.

     2.4 Directors and Officers. Exhibit 2.4 hereto contains the names and titles of all present officers and directors WTS as of the date of this Agreement.

     2.5 Financial Statements. Exhibit 2.5 hereto consists of the financial statements of WTS as of November 30, 1997 which have not been certified by Independent Public Accountants. WTS represents that the audited financial statements for the years ended December 31, 1995 and 1996 shall be completed and delivered to the principals of Curbstone post closing no later than December 19, 1997. The financial statements have been prepared in accordance with generally accepted accounting principles on an accrual basis and practices consistently followed by WTS throughout the periods indicated, and fairly present the financial position of WTS as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

     2.6 Absence of Changes. Since the date of WTS's financial statements included in Exhibit 2.5, there has not been any change in the financial condition or operations of WTS, except for changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

     2.7 Absence of Undisclosed Liabilities. Except as set forth on Exhibit 2.7 attached hereto, WTS does not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the balance sheet of WTS included in
Exhibit 2.5.

     2.8 Tax Returns. Within the times and in the manner prescribed by law, WTS has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any reflected in the Exhibits are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by WTS.

     2.9 Patents, Trade Names and Rights. To the best of its knowledge WTS and its subsidiaries own and hold all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business, and the business of its subsidiaries as now conducted or proposed to be conducted. WTS and its subsidiaries are not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     2.10 Compliance with Laws. WTS and each of its subsidiaries have complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

     2.11 Litigation. Except as set forth in Exhibit 2.11 attached hereto, neither WTS or any of its subsidiaries is a defendant to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of the Shareholders, threatened against or affecting WTS or its subsidiaries or their business, assets or financial condition. WTS and its subsidiaries are not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. WTS and its subsidiaries are not engaged in any material lawsuits to recover monies due it.

     2.12 Authority. The Board of Directors of WTS has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and WTS has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of the Shareholders and is enforceable in accordance with its terms and conditions.

     2.13 Ability to Carry Out Obligations. The execution and delivery of this Agreement by the Shareholders and the performance by the Shareholders of their obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which WTS is a party, or by which it may be bound, nor will any consents or authorizations of any party to the Shareholders' performance of their obligations hereunder be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of WTS; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of WTS.

     2.14 Full Disclosure. None of the representations and warranties made by WTS Shareholder herein or in any exhibit, certificate or memorandum furnished or to be furnished by Shareholders, or on their behalf, contain or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.15 Assets.

     2.15.1 Except as otherwise indicated in Exhibit 2.15 attached hereto, WTS and each of its subsidiaries has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances.

     2.16 Material Contracts. Material contracts of WTS are set forth in Exhibit 2.16.

3    REPRESENTATIONS AND WARRANTIES OF CURBSTONE.

     CURBSTONE represents and warrants to Shareholders that:

     3.1 Organization. CURBSTONE is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     3.2 Capital Stock. The authorized capital stock of CURBSTONE consists of 250,000,000 shares of common stock, $.0001 par value of which 3,521,876 shares of common stock will be issued and outstanding prior to Closing. All of the issued and outstanding shares are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, debentures, instruments, convertible securities or other agreements or commitments obligation CURBSTONE to issue or to transfer from treasury any additional shares of its capital stock of any class, other than those listed in CURBSTONE's 1934 Act filings with the Securities and Exchange Commission. The Common Stock of CURBSTONE is currently listed on the OTC Bulletin Board under the symbol "CBSO".

     3.3 Subsidiaries. CURBSTONE does not have any subsidiaries or own any interest in any enterprise.

     3.4 Directors and Officers. The names and titles of all directors and officers of CURBSTONE are as set forth on Exhibit 3.4 attached hereto.

     3.5 Patents, Trade Names and Rights. To the best of its knowledge CURBSTONE owns and holds all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business as now conducted or proposed to be conducted. CURBSTONE is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     3.6 Compliance with Laws. CURBSTONE has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation and all federal and state securities laws (including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934) and all material respects NASDAQ rules) affecting its properties or the operation of its business. To the best of its knowledge all stock of Curbstone issued to date has been issued in compliance with all Federal and State securities laws.

     3.7 Litigation. CURBSTONE is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of CURBSTONE threatened against or affecting CURBSTONE or its business, assets or financial condition except for suits as described in its 1934 Act filings. CURBSTONE is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.

     3.8 Authority. The Board of Directors of CURBSTONE has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and CURBSTONE has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of CURBSTONE enforceable in accordance with its terms.

     3.9 Ability to Carry Out Obligations. The execution and delivery of this Agreement by CURBSTONE and the performance by the CURBSTONE of the obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which CURBSTONE is a party, or by which it may be bound, nor will any consents or authorizations of any party to CURBSTONE's performance of its obligation hereunder; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of CURBSTONE; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of CURBSTONE.

     3.10 Full Disclosure. None of the representations and warranties made by CURBSTONE herein or in any exhibit, certificate or memorandum furnished or to be furnished by CURBSTONE or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.11 Assets. CURBSTONE has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in its 1934 Act filings.

     3.12 Filings with the SEC. CURBSTONE has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act")(collectively, the "Public Reports"). Each of the Public Reports has complied with the Securities Act and the Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, false or misleading. CURBSTONE has delivered to Shareholders a correct and complete copy of each Public Report (together with all claims and schedules thereto and as amended to date).

4 COVENANTS RELATING TO THE PERIOD PRIOR TO CLOSING

     4.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     4.2 Conduct of Business. Prior to Closing, Shareholders represent that WTS shall conduct its business in the normal course. WTS shall not amend its Articles of Incorporation or Articles of Organization, as the case may be, or Bylaws (except as may be described in this Agreement), declare dividends, redeem securities, incur additional or newly-funded liabilities outside the ordinary course of business, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction without the prior approval of CURBSTONE, not to be unreasonably withheld.

5 CLOSING

     5.1 Closing. The closing of this transaction shall be held at the offices of CURBSTONE on or prior to Friday, January 16, 1998, or at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express.

     5.2 Deliveries at Closing.

     5.2.1.   Shareholders'   Deliveries  at  Closing.   At  the  Closing,   the
Shareholders shall deliver the following items:

     5.2.1.1 certificates representing all of the shares of WTS stock held by the Shareholders, along with a stock power or stock powers duly executed by the Shareholders in blank;

     5.2.1.2 an investment letter in the form of Exhibit 1.2 hereof, duly executed by the Shareholders;

     5.2.2. CURBSTONE Deliveries at Closing. At the Closing, CURBSTONE shall deliver the following items:

     5.2.2.1 either (A) certificates representing the CURBSTONE Shares, duly issued to the Shareholders as listed on Schedule A attached hereto, or (B) a copy of a letter from CURBSTONE to its transfer agent, American Registrar & Transfer Co., instructing such transfer agent to issue the certificates representing the CURBSTONE Shares to the Shareholders as listed on Schedule A.

     5.2.2.2 resignations of the Officers and Directors of CURBSTONE and a resolution concurrently therewith appointing WTS's designated Officers and Directors as set forth on Exhibit 5.2.2.2 attached hereto.

6    CONDITIONS TO OBLIGATIONS TO CLOSE AND MATERIAL TERMS OF AGREEMENT


     6.1 Conditions to Obligations of Shareholders to Close. The obligations of the Shareholders to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of CURBSTONE shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing date, that CURBSTONE shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     6.2 Conditions to Obligations of CURBSTONE. The obligations of CURBSTONE to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of the Shareholders shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, that the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement and between CURBSTONE, its shareholders and WTS and related parties, be performed or complied with by it on or prior to the Closing Date. In addition, prior to Closing, WTS shall have caused the bridge loan in the amount of $500,000 to be converted to common stock of WTS or an additional 500,000 to be invested as equity, and further shall cause immediately following Closing to have an additional $500,000 to be invested and infused into Curbstone.

     6.3 No Reverse Split for 6 Months Following Closing. As a material term hereto and a condition to CURBSTONE entering into this Agreement, WTS and the Shareholders of WTS agree that for a period of six (6) months from the date of Closing, there will be no reorganizations, recapitalizations or reverse stock splits which would have a dilutive effect on the pre-acquisition shareholders of CURBSTONE, without the prior written consent of the existing directors of CURBSTONE as of the date of this Agreement, George G. Chachas or Thomas R. Brooksbank.

     6.4 No Change of Transfer Agent for 30 Days.. As a material term hereto and a condition to CURBSTONE entering into this Agreement, WTS and the Shareholders of WTS agree that there will be no change of the transfer agent and registrar of CURBSTONE for a period of 30 days from the date of Closing from the date of Closing without the prior written consent of the existing directors of CURBSTONE as of the date of this Agreement, George G. Chachas or Thomas R. Brooksbank. Any such change shall be null and void.

7    INDEMNIFICATION.

     7.1 Indemnification by Shareholders. The Warranting Shareholders agree to indemnify, defend and hold the CURBSTONE shareholders, CURBSTONE, its officers and directors, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by WTS perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Shareholders under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within 2 years of the date hereof, and provided further that in no event shall the amount of all claims paid or payable hereunder exceed $200,000, except for fraud or intentional misrepresentation.

     7.2 Indemnification by Curbstone. CURBSTONE agrees to indemnify, defend and hold the Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by CURBSTONE to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by CURBSTONE under this Agreement.

     7.3 Notice and Opportunity to Defend. If there occurs an event which any Party asserts is an indemnifiable event, the Party seeking indemnification shall notify the Party obligated to provide indemnification (the "Indemnifying Party") promptly. If such event involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Party seeking indemnification will give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of thirty (30) days within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) days period, such Indemnifying Party shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnifying Party shall provide reasonably satisfactory to the Party seeking indemnity, such matter and the Indemnifying Party shall provide the Party seeking indemnification with such assurances as may be reasonably required by the latter to assure that the Indemnifying Party will assume, and be responsible for, the entire liability issue. If such Indemnifying Party does not respond within such thirty (30) day period and rejects responsibility for such matter in whole or in part, the Party seeking indemnification shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such Party under applicable law. The Party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. In any event, the Party seeking indemnification shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnifying Party shall require the prior written consent of the Party seeking indemnification. If, however, the Party seeking indemnification refuses its consent to a bona fide offer of settlement which the Indemnifying Party wishes to accept, the Party seeking indemnification may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Party seeking indemnification. In such event, the obligation of the Indemnifying Party to the Party seeking indemnification shall be equal to the lesser of (i) the amount of the offer of settlement which the Party seeking indemnification refused to accept plus the costs and expenses of such Party prior to the date the Indemnifying Party notifies the Party seeking indemnification of the offer of settlement and (ii) the actual out-of-pocket amount the Party seeking indemnification is obligated to pay as a result of such Party's continuing to pursue such an offer. An Indemnifying Party shall be entitled to recover from the Party seeking indemnification any additional expenses incurred by such Indemnifying Party as a result of the decision of the Party seeking indemnification to pursue such matter.

8    MISCELLANEOUS.

     8.1 Costs. Each party shall bear its own costs associated with this Agreement, the closing of this Agreement, and all ancillary or related measures, including without limitation, costs of attorneys fees, accountants fees, filing fees, or other costs or expenses, without right or recourse from the other.

     8.2 Additional Documentation. The parties acknowledge that further agreements and documents, in addition to the Exhibits appended hereto, may be required in order to effect the transactions contemplated hereunder. Each party agrees to provide and execute such other and further agreements or documentation as, in the opinions of respective counsel, are reasonably necessary to effect the transactions contemplated hereunder and to maintain regulatory and legal compliance.

     8.3 Captions and Headingss. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     8.4 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     8.5 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any subsequent breach.

     8.6 Time of Essence. Time is of the essence of this Agreement and of each and every provision.

     8.7 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Delaware.

     8.8 Counterparts and/or Facsimile Signature. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

     8.9 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         If to CURBSTONE, addressed to it at:
         Curbstone Acquisition Corp.
         c/o George G. Chachas, Esq.
         4180 La Jolla Village Drive, Suite 500
         La Jolla, California 92037

         If to WTS and the Shareholders, to them at:
         WTS Transnational Inc.
         c/o Charles B. Weaver, President
         P.O. Box 590
         Stow, Massachusetts 01775

         With a copy to:
         William N. Levy, Esq.
         Levy & Levy, P.A.
         Plaza 1000, Suite 309, Main Street
         Voorhees, NJ 08043

     8.10 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.11 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.12 Brokers. The parties hereto represent that no other broker has brought about this Agreement, and no other finder's fee has been paid or is payable by either party, except for the broker whose name is set forth on Exhibit 8.12, and whose fee shall be paid by the Shareholders. Each party hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of its dealings, arrangements or agreements with any other broker.

     8.13 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for herein shall survive the Closing.

     8.14 Facsimile Signatures. It is expressly agreed that the parties may execute this agreement via facsimile signatures and such facsimile signature pages shall be treated as originals for all purposes.


     AGREED AND ACCEPTED as of the date first above written.

                                                CURBSTONE ACQUISITION CORP.
                                                A Delaware Corporation


Dated: December 8, 1997,                        /S/ Thomas R. Brooksbank
                                                -------------------------------
                                                By: Thomas R. Brooksbank
                                                Its:  President


Dated: December 8, 1997                         /S/ George G. Chachas
                                                ------------------------------
                                                By:  George G. Chachas
                                                Its:  Secretary

                                                WTS TRANSNATIONAL INC.
                                                A Massachusetts Corporation


Dated: December 12, 1997                        /S/ Charles B. Weaver
                                                ------------------------------
                                                By:  Charles B. Weaver
                                                Its:  President


Dated: December 12, 1997                        /S/ Martin Goldman
                                                -------------------------------
                                                By:  Martin Goldman
                                                Its:  Secretary


SHAREHOLDERS  OF WTS  TRANSNATIONAL  INC. WHO WILL  WARRANT THE  REPRESENTATIONS
HEREIN:


/S/ Charles B. Weaver
------------------------------------------
Charles B. Weaver

/S/ James F. Callahan
--------------------------------------------
James F. Callahan

NON-WARRANTING WTS SHAREHOLDER SIGNATURE PAGE for Agreement Concerning the Exchange of Stock between Curbstone Acquisition Corp. and the Shareholders of WTS Transnational Inc.

The undersigned shareholders of WTS Transnational Inc., execute this Agreement solely for the purpose of affirming the following and for no other purpose.

     Delivery of WTS Stock.

     Each WTS Shareholder signing hereto hereby agrees to sell, assign, transfer and deliver and does hereby sell, assign, transfer and deliver to CURBSTONE, and CURBSTONE agrees to acquire and accept from each WTS Shareholder, upon the terms and conditions set forth in this Agreement, complete, absolute and unencumbered right, title and interest in and to the WTS Shares held by each WTS Shareholder.

     Consideration.

     The entire consideration to be paid to WTS Shareholders in exchange for the transfer, assignment and deliver of the WTS Shares is common shares of the authorized but unissued capital stock of CURBSTONE as allocated on Schedule A to each shareholder.

     Exchange of Shares.

     At the Closing Date as defined in this Agreement, CURBSTONE shall deliver to the WTS Shareholders, in accordance with Schedule A, 15,488,120 shares of the authorized but unissued capital stock of CURBSTONE (the "CURBSTONE Shares"). The exchange of shares contemplated by this Agreement is intended to result in a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code. The WTS Shareholders agree to assist CURBSTONE in adopting and filing any documentation necessary to comply with the Code in order to preserve the tax-free treatment of the within exchange of shares.

     Investment Representation.

     The Shares being acquired by the WTS Shareholders hereunder are being acquired for investment purposes only and not with a view towards resale or redistribution and no person or entity has any beneficial interest in such shares except the WTS Shareholders. The Shares being acquired have not been registered under the Securities Act of 1933 as amended (the "Securities Act") and WTS Shareholders acknowledge and agree that they may not sell, offer, transfer, hypothecate or convey such shares except pursuant to a registration statement pursuant to the Securities Act or an exemption therefrom. Such shares shall be issued with the following legend and shall be subject to a stock transfer order delivered by the Company to the transfer agent, such legend to be as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION FOR THESE SHARES UNDER SUCH ACT OR AN OPINION OF THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.



Dated: ________________________             __________________________________
                                            Signature of Non-Warranting
                                            WTS Shareholder

                                   SCHEDULE A

                            LIST OF WTS SHAREHOLDERS


Shareholder                        Number of                Number of
Name and Address                   WTS Shares               CURBSTONE Shares

** To be supplied prior to Closing.

                                   EXHIBIT 1.2

                                INVESTMENT LETTER


CURBSTONE ACQUISITION CORP.
c/o George G. Chachas, Esq.
George G. Chachas, P.C.
4180 La Jolla Village Drive, Suite 500
La Jolla, California 92037

Re:      INVESTMENT LETTER

Gentlemen:

     The undersigned having acquired by a stock-for-stock exchange a certain amount of the total 15,488,120 restricted shares of common stock of CURBSTONE ACQUISITION CORP., a Delaware corporation (the "Company"), par value $.0001 per share (the "Securities"), hereby represents to the Company that:

     1. The Securities which are being acquired by the undersigned are being acquired for the undersigned's own account and for investment and not with a view to the public resale or distribution thereof.

     2. The undersigned will not sell, transfer or otherwise dispose of the Securities unless, in the opinion of the Company's counsel, such disposition conforms with applicable securities laws requirements.

     3. The undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 (the "Rule") promulgated under the Securities Act of 1933, as amended (the "Act").

     The undersigned acknowledges that the undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the finances of the Company and the proposed business plan of the Company.

     The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     The undersigned further acknowledges that the undersigned is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144 (the "Rule"). The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If and when the Rule is available to the undersigned, the undersigned may make only sales of the Securities in accordance with the terms and conditions of the rule (which may limit the amount of Securities that may be sold).

CURBSTONE ACQUISITION CORP.
Page 2
Investment Letter
------------------------------------------------------------------------------

     By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment by the undersigned in the Securities.

     The undersigned is capable of bearing the economic risks of an investment in the Securities. The undersigned fully understands the speculative nature of the Securities and the possibility of loss.

     The undersigned's present financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

     Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear a restrictive legend.

     The undersigned further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent until such time as sale is permitted under Security Laws and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                             Very truly yours,

                                             ---------------------------------
                                             Undersigned

                                             Date: ____________________________

                                            ----------------------------------
                                            Address

                                            ----------------------------------
                                            Social Security Number

                                   EXHIBIT 2.3

                  SUBSIDIARIES OF WTS TRANSNATIONAL CORPORATION


                                      NONE

                                   EXHIBIT 2.4

                           WTS OFFICERS AND DIRECTORS

OFFICERS

CEO and President ..................................   Charles B. Weaver
Vice President Systems Development .................   Marc Gordon
Vice President Manufacturing .......................   James Callahan
Chief Financial Officer ............................   Steven T. Price
Secretary ..........................................   Martin Goldman

DIRECTORS

1.       Charles B. Weaver - Chairman of the Board
2.       Avi Fogel
3.       George Parrent
4.       Martin Goldman

                                  EXHIBIT 2.5

                            WTS FINANCIAL STATEMENTS

                            AS OF SEPTEMBER 30, 1997

                             WTS TRANSNATIONAL, INC.

-------------------------------------------------------------------------------
                                      INDEX

                               September 30, 1997


                                                                        Page
         Accountants' Compilation Report                                  1

         Balance Sheet                                                    2

         Statement of Operations                                          3

         Statement of Stockholders' Deficit                               4

         Statement of Cash Flows                                          5

         Supplementary Schedules:

                  Schedule of General and Administrative Expenses         6

To the Board of Directors
WTS TRANSNATIONAL, INC.
Stow, Massachusetts


     We have compiled the accompanying balance sheet of WTS TRANSNATIONAL, INC. (an S corporation) as of September 30, 1997, and the related statements of operations, stockholders' deficit, cash flows, and supplementary information contained on page 6, for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

     A compilation is limited to presenting in the form of financial statements information that is the representation of the management of WTS TRANSNATIONAL, INC. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

     The Company's ability to function as a going concern is dependent upon its ability to secure sufficient financing to take advantage of the development of advanced fingerprint imaging technologies. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to secure such financing.

     Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

     We are not independent with respect to WTS TRANSNATIONAL, INC.

                                             Gerald F. Paolilli
                                             Certified Public Accountant, P.C.

                             WTS TRANSNATIONAL, INC.

-------------------------------------------------------------------------------
                                  BALANCE SHEET



                                                                 September 30,
                                                                     1997
                                                                ---------------
                                     Assets

Current assets:
         Cash     ...................................            $           0
         Accounts receivable, net....................                   10,000
                                                                ---------------
         Total current assets........................                   10,000

Equipment, Net    ...................................                        0
Other Assets      ...................................                        0
                                                                ---------------
         Total Assets................................            $      10,000
                                                                ---------------

                      Liabilities and Stockholders' Deficit

Current Liabilities:
         Accounts payable............................            $      359,000
         Deferred compensation.......................                   172,000
         Notes payable...............................                    51,000
         Accrued payroll and benefits................                    48,000
         Accrued expenses............................                    25,000
                                                                ---------------
             Total current liabilities...............                   655,000
                                                                ---------------

Stockholders' Deficit:

         Common stock, 200,000 shares authorized.....                 1,423,000
         Retained deficit............................                (2,068,000)
                                                                ---------------
                                                                       (645,000)
                                                                ---------------
         Total Liabilities and Stockholders'
         Deficit  ...................................            $       10,000
                                                                ---------------

                       See accountants' compilation report

                             WTS TRANSNATIONAL, INC.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS

                                                             Nine Months Ended
                                                                September 30,
                                                                     1997
                                                                ---------------
Revenues: ...................................                   $             0


Cost of Services Provided............................                         0
                                                                ---------------

Gross Profit ...................................                              0

General and Administrative Expenses..................                   107,000

Research and Development.............................                     1,000
                                                                ---------------
Net Loss ...................................                           (108,000)
                                                                ---------------


                       See accountants' compilation report

                             WTS TRANSNATIONAL, INC.

-------------------------------------------------------------------------------
                        STATEMENT OF STOCKHOLDERS DEFICIT


                                      Common Stock
                                     (No Par Value)                   Total
                            Number of                  Retained    Stockholders'
                            Shares           Amount    Deficit       Deficit

Balances -
December 31, 1996           32,500         $1,423,000  $(1,960,000) $ (537,000)

Net Loss                         0                  0     (108,000)   (108,000)
                           ---------      ------------  -----------  ----------

Balances -
September 30, 1997          32,500          1,423,000   (2,068,000)   (645,000)
                           ---------       -----------  -----------  ----------



                      See accountants' compilation report

                             WTS TRANSNATIONAL, INC.

-------------------------------------------------------------------------------
                             STATEMENT OF CASH FLOWS

                                                             Nine Months Ended
                                                                September 30,
                                                                     1997
                                                                ---------------
    Cash Flows from Operations..................                $            0

    Cash received from customers.....................                  (44,000)
    Cash paid to suppliers and employees.............                  (44,000)
                                                                ---------------

    Cash Flows from Financing Activities:
    Proceeds from notes payable......................                   44,000
                                                                ---------------

         Change in Cash..............................                        0

     Cash - Beginning, ...................................                   0
     Cash - Ending,    ...................................      $            0
                                                                ---------------

    Reconciliation of Net Loss to Net Cash Used by Operating Activities

    Net Loss...................................                 $     (108,000)

     Adjustment to Reconcile Net Loss to Net Cash
     Used by Operating Activities:

    Changes in assets and liabilities:
    Increase in accounts payable.....................                    54,000
    Increase in accrued expenses.....................                    10,000
                                                                ---------------

    Net Cash Used by Operations.................                $      (44,000)
                                                                ---------------

                       See accountants' compilation report

                             WTS TRANSNATIONAL, INC.

-----------------------------------------------------------------------------
                 SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES

                                                             Nine Months Ended
                                                                September 30,
                                                                     1997
                                                                ---------------

Payroll and related expenses.........................           $        31,000
Rent and leases   ...................................                     5,000
Office expense    ...................................                     2,000
Other costs       ...................................                    10,000
Telephone         ...................................                     1,000
Outside services  ...................................                    58,000
                                                                ---------------

                                                                 $      107,000
                                                                ---------------




                       See accountants' compilation report

                                   EXHIBIT 2.7

                           MATERIAL LIABILITIES OF WTS


     There are no material liabilities of WTS except as set forth in the September 30, 1997 financial statements, and subsequent to that, the accountants payable of WTS and a bridge loan in the amount of $500,000 from Optimum Fund.

                                  EXHIBIT 2.11

                MATERIAL LITIGATION AND LEGAL PROCEEDINGS OF WTS

     There is no material litigation and/or legal proceedings.

                                  EXHIBIT 2.15

                       EXCEPTIONS TO GOOD TITLE TO ASSETS

     There are no known exceptions to good title to the assets of WTS.

                                  EXHIBIT 2.16

                            MATERIAL CONTRACTS OF WTS

** Previously supplied.

                                EXHIBIT 5.2.2.2.

                       POST CLOSING OFFICERS AND DIRECTORS

OFFICERS

CEO and President ..................................   Charles B. Weaver
Vice President Systems Development .................   Marc Gordon
Vice President Manufacturing .......................   James Callahan
Chief Financial Officer ............................   Steven T. Price
Secretary ..........................................   Martin Goldman

DIRECTORS

1.       Charles B. Weaver - Chairman of the Board
2.       Avi Fogel
3.       George Parrent
4.       Martin Goldman

                                  EXHIBIT 8.12

                                     BROKERS

                                      None